UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2005

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a corporate "clean-up" matter, the Company is permitted under Delaware corporation law to file a Certificate of Elimination to remove all references to any series of Preferred Stock that is no longer issued and outstanding. The Company’s Certificate of Incorporation contains provisions of seven series of Preferred Stock which were issued over the past 13 years and which were subsequently converted into Common Stock and are no longer outstanding. On December 8, 2005, the Company filed Certificates of Elimination with the Delaware Secretary of State pursuant to Section 151(g) of the Delaware General Corporation Law amending the Company’s Certificate of Incorporation to eliminate the following seven series of Preferred Stock: 1) Series A Convertible Preferred Stock originally filed with the Delaware Secretary of State on December 11, 1992; 2) Series B Convertible Preferred Stock originally filed with the Delaware Secretary of State on December 11, 1992; 3) Series C Convertible Preferred Stock originally filed with the Delaware Secretary of State on February 1, 1993; 4) Series A 8% Cumulative Convertible Preferred Stock originally filed with the Delaware Secretary of State on March 14, 2003; 5) Series B 3% Cumulative Convertible Preferred Stock originally filed with the Delaware Secretary of State on March 14, 2003; 6) Series C 8% Cumulative Convertible Preferred Stock originally filed with the Delaware Secretary of State on September 29, 2003; and 7) Series D 8% Cumulative Convertible Preferred Stock originally filed with the Delaware Secretary of State on December 17, 2003. The effective date of these Certificates is December 8, 2005. The Certificates of Elimination are filed as Exhibits 3.1 through 3.7 to this Report and are incorporated herein by reference.

Immediately after the filing of the seven Certificates of Elimination on December 8, 2005, the Company filed with the Delaware Secretary of State a Restated Certificate of Incorporation which restated and integrated the Company’s Certificate of Incorporation, but did not further amend or make any substantive changes. The effective date of this filing is December 8, 2005. The Restated Certificate of Incorporation is filed as Exhibit 3.8 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 3.1 - Certificate of Elimination of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.2 - Certificate of Elimination of Series B Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.3 - Certificate of Elimination of Series C Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.4 - Certificate of Elimination of Series A 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.5 - Certificate of Elimination of Series B 3% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.6 - Certificate of Elimination of Series C 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.7 - Certificate of Elimination of Series D 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.

Exhibit 3.8 - Restated Certificate of Incorporation filed with the Delaware Secretary of State on December 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

December 12, 2005	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.2	Certificate of Elimination of Series B Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.3	Certificate of Elimination of Series C Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.4	Certificate of Elimination of Series A 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.5	Certificate of Elimination of Series B 3% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.6	Certificate of Elimination of Series C 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.7	Certificate of Elimination of Series D 8% Cumulative Convertible Preferred Stock filed with the Delaware Secretary of State on December 8, 2005.
3.8	Restated Certificate of Incorporation filed with the Delaware Secretary of State on December 8, 2005.